U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant                                   ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DYNASIL CORPORATION OF AMERICA
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
   ☒  No fee required.
   ☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

  ☐  Fee paid previously with preliminary materials.

  ☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

Dynasil Corporation of America (the “Company” or “Dynasil”) is filing the attached proxy card as an amendment to the Schedule 14A that was filed with the Securities and Exchange Commission on January 11, 2012, since the proxy card had been inadvertently omitted.  The proxy card will be sent to the Company’s stockholders in the form attached hereto.

PROXY FORM	DYNASIL CORPORATION OF AMERICA	PROXY FORM

Annual Meeting of Stockholders - To Be Held February 16, 2012 at 10:00 AM local time at 5111 Tamiami Trail North, Naples, FL  34103.

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) STEVEN RUGGIERI and PETER SULICK, or either of them, as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AS A DIRECTOR AND PROPOSAL TWO.

Please date, sign exactly as your name appears on the form and mail the proxy promptly.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.  If shares are held jointly, both owners must sign.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 16, 2012:

This Proxy Statement and the Annual Report are available to the Company’s stockholders electronically via the Internet at http://phx.corporate-ir.net/phoenix.zhtml?c=114137&p=irol-irhome.

Director Nominees: (1) Craig Dunham, (2) Lawrence Fox, (3) Harvey Goldberg, (4) Michael Joyner, (5) David Kronfeld, (6) John Millerick, (7) Steven Ruggieri, and (8) Peter Sulick

The Board of Directors Recommends a Vote For Each of the Directors Listed in Proposal One and For Proposal Two:

(1)	ELECTION OF DIRECTORS: Craig Dunham, Lawrence Fox, Harvey Goldberg, Michael Joyner, David Kronfeld, John Millerick, Steven Ruggieri, Peter Sulick

FOR ☐	WITHHOLD ☐	Withhold authority to vote for the individual ☐
all nominees (except as	authority to vote for all	nominees(s) identified in the space provided below
marked to the contrary)	nominees

	FOR	AGAINST	ABSTAIN
(2) To approve an Amendment to the Amended and Restated Employee Stock Purchase Plan.	☐	☐	☐

SIGNATURE	DATE	[name of shareholder 1]
[name of shareholder 2]
SIGNATURE	DATE	[address of shareholder]
[city, st zip]